UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 7, 2005

(Date of earliest event reported)

NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.

(Exact Name of Registrant as specified in charter)

Delaware	000-26749	11-2581812
(State or other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification Number)
Incorporation)

26 Harbor Park Drive, Port Washington, New York 11050

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code (516) 626-0007

Item 7.01. Regulation FD Disclosure.

On July 7, 2005, Registrant released a press release regarding its fiscal 2006 outlook. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.

Exhibits

99.	Press Release dated July 7, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2005

By: /s/ Stuart F. Fleischer

Stuart Fleischer, Chief Financial Officer

EXHIBIT 99

Company Contact Stuart Fleischer Chief Financial Officer 516-605-6625 sfleischer@nmhcrx.com	Investor Relations David Waldman Lippert/Heilshorn & Assoc. 212-838-3777 dwaldman@lhai.com	Financial Media Chenoa Taitt Lippert/Heilshorn & Assoc. 212-838-3777 ctaitt@lhai.com	Media Contact Jessica Wolfe CPRi Communications 201-641-1911 x51 jwolfe@cpronline.com

For Immediate Release

NMHC Comments on Outlook for Fiscal 2006

PORT WASHINGTON, N.Y. – July 7, 2005 – National Medical Health Card Systems, Inc. (Nasdaq: NMHC), a national independent pharmacy benefit manager (PBM), today commented on its outlook for fiscal 2006.

Jim Smith, president and chief executive officer, stated, “As previously indicated on our third quarter fiscal 2005 conference call, we are hereby providing guidance for fiscal 2006. Overall, we are confident in our ability to continue growing our business during fiscal 2006, in line with our strong historical performance. We continue to believe our transparent and comprehensive Total Health Solutions approach is gaining traction in the market as evidenced by our robust and record sales pipeline. In addition, our integration of PCN is proceeding as planned. As usual, our anticipated growth is predicated upon successfully converting the pipeline leads into sales; retaining existing clients at our historical rates; and successfully completing the PCN integration. We currently estimate that earnings per diluted share using the ‘as if converted’ method will be $1.33 to $1.37 for the twelve months ending June 30, 2006. This estimate excludes any future acquisitions and the expensing of stock options, which will begin in fiscal 2006.”

About NMHC

National Medical Health Card Systems, Inc. (NMHC) operates NMHC Rx (pharmacy benefits manager or PBM), Integrail (health information solutions), NMHC Mail (home delivery pharmacy), and Ascend (specialty pharmacy solutions), providing services to corporations, unions, health maintenance organizations, third-party administrators, and local governments. Through its clinical programs, value-added offerings, and advanced information systems, NMHC provides quality, cost effective management of pharmacy benefit programs.

Forward-Looking Statements

This press release contains forward-looking statements which involve known and unknown risks and uncertainties or other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. When used herein, the words “may”, “could”, “estimate”, “believes”, “anticipates”, “thinks”, “intends”, “will be”, “expects”, “plans” and similar expressions identify forward-looking statements. Readers are urged to carefully review and consider various disclosures made by NMHC in its Annual Report on Form 10-K for the fiscal year ended June 30, 2004, including information relating to demand, pricing, government regulation, acquisitions and affiliations, the market for PBM services and competition, as well as the information contained in other Securities and Exchange Commission filings by NMHC.

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